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                                                                    EXHIBIT 10.1

                            SECOND ADDENDUM TO LEASE

         This Second Addendum to Lease ("Addendum") is made effective as of the 1st day of June 2004, by and between ROBERT PATTILLO PROPERTIES, INC., a Georgia Corporation ("Landlord"), POTTERY BARN, INC., a California Corporation ("Tenant") and WILLIAMS-SONOMA, INC., a California Corporation ("Guarantor").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Standard Industrial Lease Agreement dated December 1, 2003, for lease of property located at 11624 South Distribution Cove Olive Branch, MS ("Premises") as more particularly described in the Lease, and that certain First Amendment to Lease dated as of February 27, 2004, (said lease, as amended, is referred to herein as the "Lease"); and

         WHEREAS, in conjunction with the execution and as part of the consideration for Landlord entering into the Lease, Guarantor executed a Guaranty dated as of December 1, 2003 ("Guaranty"); and

         WHEREAS, the parties desire to modify certain terms of the Lease.

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. In accordance with the terms of Paragraph 6 of the Lease, Landlord has caused a registered surveyor to measure the actual square footage of the building on the Premises. The measurement reflects a total square footage in the Cell One Premises and the Cell Two Premises of 780,218 square feet. The parties agree that the portion of the building on the Cell One Premises contains 416,000 square feet and that the portion of the building on the Cell Two Premises contains 364,218 square feet. Accordingly, the Cell Two Rent shall be adjusted to reflect the actual square footage.

         2. Time is of the essence as to all obligations of Landlord, Tenant and Guarantor hereunder. Landlord, Tenant and Guarantor hereby ratify and confirm the Lease, as amended hereby. All terms not otherwise defined herein shall have the meanings ascribed thereto in the Lease. This Addendum may be executed in two (2) or more counterparts, each of which shall be one and the same instrument and a duplicate original. Return of an executed copy of this Addendum by facsimile transmission shall bind the party so executing and returning such counterpart. Each party represents to the other that the person executing this Addendum on its behalf is authorized to do so by all required corporate, partnership or limited liability company action, as appropriate.

                     SIGNATURE CONTAINED ON FOLLOWING PAGES

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         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, effective the day and year first above written.

                                            ROBERT PATTILLO PROPERTIES, INC.,
                                            a Georgia Corporation

                                                 By:  /s/ Clay W. Reese
-----------------------------------                   --------------------------
Witness                                                  Its:  Vice President

                                                           (CORP. SEAL)







                                            POTTERY BARN, INC.,
                                            a Delaware Corporation

                                                 By:  /s/ Pat Connolly
-----------------------------------                   --------------------------
Witness                                          Its:  Executive Vice President
                                                      --------------------------

                                                            (CORP. SEAL)


The undersigned executes this Second Addendum to Lease for the purpose of consenting to its terms and agreeing that its obligations under that certain Guaranty dated December 1, 2003, shall continue to apply to the Lease, as previously modified and as amended by this Second Addendum.

                                           Guarantor:

                                           WILLIAMS-SONOMA, INC.

                                           By:  /s/ Edward A. Mueller
                                                --------------------------------

                                           Printed Name:  Edward A. Mueller
                                                          ----------------------

                                           Its:   Chief Executive Officer
                                                 -------------------------------


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